EXHIBIT 10.26
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               CONSTRUCTION-TO PERMANENT TERM LOAN PROMISSORY NOTE
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$12,560,000                                                        MAY 14, 2001

     FOR VALUE RECEIVED, the undersigned, ZTO PROPERTY HOLDINGS, LLC, a Delaware limited liability company (the "MAKER"), does hereby promise to pay to the order of FLEET NATIONAL BANK ("LENDER"), at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as the holder hereof (including Lender, hereinafter referred to as "HOLDER") may designate the following amounts in accordance with the terms hereof and of that certain Amended and Restated Credit Agreement between Maker and Lender dated as of the date hereof (the "CREDIT AGREEMENT"):

          (a) the principal sum of TWELVE MILLION FIVE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($12,560,000), or, if less, the aggregate principal amount of all Construction Loan Advances made by Holder to Maker or of the Converted Construction Loan, as applicable, payable as follows:

               (i) during the period from the date hereof through and including the Construction Loan Conversion Date, there shall be no regularly scheduled principal repayments;

               (ii) in the event that the Construction Loan Advances are not converted to the Converted Construction Loan on the Construction Loan Conversion Date for any reason whatsoever, all then outstanding Construction Loan Advances shall be repaid in full on the Construction Loan Conversion Date;

               (iii) upon conversion of the Construction Loan Advances to the Converted Construction Loan on the Construction Loan Conversion Date the principal amount of the Converted Construction Loan shall be due and payable as follows: (i) in sixty two (62) equal monthly installments of $69,777.78, such installments to commence on March 14, 2002 and to continue on the first day of each month thereafter through and including April 14, 2007, and (ii) one (1) final installment of principal in an amount equal to the then outstanding principal on the Maturity Date of the Converted Construction Loan; together with

          (b) interest on the unpaid principal amount of this Note beginning as of the date hereof, before or after maturity or judgment, payable at the rates, at the times and in the manner as provided in the Credit Agreement until all of said principal and any other sums due hereunder are fully and finally paid in cash in immediately available funds; and

          (c) together with all reasonable costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce, defend, protect, preserve, foreclose or realize upon any mortgage, lien, security interest or other collateral securing this Note or to enforce, foreclose, defend, preserve, protect or sustain any such mortgage, lien or security interest or guaranty or other agreement or in any litigation or


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     controversy arising from or connected with any of the foregoing in accordance with the Credit Agreement.

Capitalized terms used in this Note and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

     This Note is the Construction Loan Note referred to in, evidences the Construction Loan Advances and the Converted Construction Loan under, and has been issued by Maker in accordance with the terms of, the Credit Agreement. Payments on this Note may be evidenced by a grid (if any) attached to this Note or similar certificates or documents, or by the internal computerized records of Holder, PROVIDED that any failure of Holder to make any such notation shall not affect the unconditional obligation of Maker to pay all amounts due hereunder as and when due. Holder shall be entitled to the benefits of the Credit Agreement and the other Loan Documents and may enforce the agreements of Maker contained therein, and Holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. Holder shall have the right (but not the obligation), in its sole discretion, to charge any amounts due hereunder not otherwise paid on the due dates thereof to any account maintained by Maker with Holder.

     All computations of interest with respect to this Note shall be made on the basis of a 360 day year and the actual number of days elapsed. Unless sooner accelerated as a result of the occurrence of an Event of Default or as otherwise provided in the Credit Agreement, principal, accrued and unpaid interest and any other sums due hereunder shall be due and payable in full, in Dollars and in immediately available funds on, as applicable: (i) the Construction Loan Conversion Date if the Constructions Loan Advances are not converted to the Converted Construction Loan; and (ii) on the Maturity Date of the Converted Construction Loan if the Construction Loan Advances have been converted to the Converted Construction Loan.

     Maker has the right under certain circumstances to prepay in whole or in part the principal of this Note on the terms and conditions specified in the Credit Agreement.

     Maker agrees that: (i) if any installment of interest, principal or any other sum due under this Note shall not be paid within ten (10) calendar days after its due date; or (ii) if any other Event of Default shall occur, then, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, automatically or at the option of Holder, as the case may be as provided in the Credit Agreement, accelerate and become immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of such an Event of Default or after maturity or judgment, the interest rate on this Note shall automatically increase without notice or demand to a per annum rate equal to the Default Rate.

     In the event Maker fails to pay any installment of interest, principal and/or any other sum due hereunder or under the Credit Agreement for more than ten (10) days from the date it is due and payable, without in any way affecting Holder's right to declare an Event of Default to have occurred, a late charge equal to five (5%) percent of such late payment shall be assessed against Maker and shall be immediately due and payable without demand or notice of any kind.


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     Maker agrees that no delay or failure on the part of Holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein and in the Credit Agreement are cumulative, and may be enforced successively, alternatively, or concurrently and are not exclusive of any rights or remedies which Holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between Maker and Holder or between any endorser or guarantor and Holder.

     All agreements between Maker, each Guarantor and Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of any of the Obligations or otherwise, shall the amount paid or agreed to be paid to Holder for the use or the forbearance of the Obligations exceed the maximum permissible under applicable law. As used herein, "APPLICABLE LAW" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note, the Credit Agreement and the other Loan Documents shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Maker and Holder in the execution, delivery and acceptance of the Loan Documents to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under for from circumstances whatsoever Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Loan evidenced by this Note and not to the payment of interest. This provision shall control every other provision of all agreements between Maker, each Guarantor and Holder.

     Maker hereby grants Holder a continuing lien, security interest and right of setoff for all of its Obligations and other liabilities to Holder, whether now existing or hereafter arising, upon and against all its deposits (general or special, time or demand, provisional or final), credits, collateral and property now or hereafter in the possession, custody, safekeeping or control of Holder or, if Holder is Lender, any entity under common control of FleetBoston Financial Corporation and its successors and assigns, or in transit to any of them. Holder may, at any time and from time to time after the occurrence and during the continuation of an Event of Default, without demand or notice (any such notice being expressly waived by Maker), apply or set off the same, or any part thereof, to any Obligation or liability of Maker to Holder, even though unmatured and regardless of the adequacy of any other collateral securing such Obligations and liabilities. ANY AND ALL RIGHTS TO REQUIRE HOLDER TO MARSHAL OR OTHERWISE EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OR ALL OF SUCH OBLIGATIONS


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AND LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH
DEPOSITS, CREDITS OR OTHER PROPERTY OF MAKER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The rights of Holder under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Holder may have.

     Failure by Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and Holder shall retain the right thereafter to insist upon strict performance by Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

     MAKER AND HOLDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE HOLDER RELATING TO THE ADMINISTRATION OF ANY OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE MAKER AND THE HOLDER EACH HEREBY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE MAKER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THE MAKER ACKNOWLEDGES AND STIPULATES THAT THE WAIVERS GRANTED ABOVE ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AND AFTER FULL CONSULTATION WITH COUNSEL AND CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN EVIDENCED HEREBY.

     MAKER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


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     This Note shall be governed by the laws of the State of Connecticut (but not its conflicts of law provisions).

                                  ZTO PROPERTY HOLDINGS, LLC

                                  By  /s/ RICHARD M. DRESSLER
                                     ------------------------------------------
                                     Name: Richard M. Dressler